Exhibit 99.1

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                                FONAR CORPORATION

Fonar MRI news @ aol . com                               Inventor of MR Scanning
For    Immediate   Release                               An   ISO  9001  Company

Contact:    Daniel  Culver                               110    Marcus     Drive
Director of Communications                               Melville,   N.Y.  11747
Web site:    www.fonar.com                               Tel:    (631)  694-2929
Email:  investor@fonar.com                               Fax:    (631)  390-1709
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           FONAR Announces Results of the Third Fiscal Quarter 2009
           As Net Income Soars Past $1 Million for Nine Month Period

MELVILLE, NEW YORK, May 19, 2009 - FONAR Corporation (NASDAQ: FONR), The Inventor of MR Scanning(TM), today announced its earnings for the third quarter of fiscal 2009 ending March 31, 2009. Net income for the nine month period ending March 31, 2009 was $1.1 million as compared to the nine month period one year earlier when there was a net loss of $6.7 million. For the third fiscal quarter ending March 31, 2009, the Company reported net income of $730,000 as compared to the same period one year earlier when it had a loss of $2.7 million.

Revenues increased 7.0% to $29.3 million for the nine month period ending March 31, 2009 as compared to $27.4 million for the nine month period ending March 31, 2008. For the quarter ending March 31, 2009, revenues increased 39.5% to $11.3 million as compared to $8.1 million for the quarter ending March 31, 2008.

Raymond Damadian, M.D., president and chairman of FONAR Corporation said, "We are delighted that the Company has once again become profitable. In fact we now have two straight quarters of income greater than $700,000. There are several reasons for this. While 2008 was a difficult year, we initiated an aggressive cost-cutting program. Costs and expenses have been reduced in most categories but most significantly in our selling, general and administrative expenses (S, G & A). Overall, S, G & A was reduced 36.0% from $15.5 million for the nine months ending March 31, 2008 to $10.0 million for the most current nine month period."

Dr. Damadian continued, "Another reason is a refreshed focus on 'selling scans' through our UPRIGHT(R) Multi-Position(TM) MRI managed sites. We currently have nine UPRIGHT(R) MRIs and one older FONAR QUAD(TM) MRI being managed by HMCA (Health Management Corporation of America), FONAR's wholly-owned subsidiary (www.hmca.com). There are UPRIGHT(R) MRI centers that scan more than 500 patients per month and we would like that to happen pervasively within the HMCA network."

"We often find that the busier UPRIGHT(R) Multi-Position MRI centers are in an area with many single-position, recumbent-only competitor MRIs around them," continued Dr. Damadian. "They will energize the local imaging market. When claustrophobic patients find out about the UPRIGHT(R) MRI, they will demand it from their referring physicians. Patients and the referring physicians seeking spine care will also seek out the best diagnostic device for their condition. Add advantages of scanning overweight patients, patients who can't lie down, weight-bearing imaging of men and women with pelvic floor dysfunction, patients with scoliosis and the ability to perform high quality routine imaging of other body parts, and you have the opportunity for a very busy MRI site."

As of March 31, 2009, there were 133 FONAR UPRIGHT(R) Multi-Position(TM) MRI units installed worldwide. During the third quarter of fiscal 2009 total product sales increased dramatically by 162.2 % to $6.2 million from $2.3 million over the corresponding quarter one year earlier.

During the third fiscal quarter of 2009, FONAR announced it has sold two UPRIGHT(R) Multi-Position(TM) MRI scanners to Doshi Diagnostic Imaging Services, P.C., which is among the country's largest privately held multi-modality imaging companies, as well as the largest radiology group in New York. Doshi Diagnostic is headquartered in Bethpage, Long Island, and operates approximately 40 centers in Florida, New Jersey, Long Island, and New York City.

Another sale of an UPRIGHT(R) Multi-Position(TM) MRI was to the Tripoli Medical Center, a leading state-of-the-art medical center in Libya with approximately 1450 beds, 1000 physicians, and 3000 employees. This is an especially significant sale for FONAR, because it marks the entrance of the company's UPRIGHT(R) imaging technology into the markets of Africa and the Middle East.

Also during the third fiscal quarter of 2009 Raymond Damadian, M.D. became the recipient of the 2009 AIMBE (American Institute for Medical and Biological Engineering) Honorary Fellow Award for his discovery of MRI. Dr. Damadian is the originator of the concept of magnetic resonance (MR) scanning of the human body
(1969). The AIMBE Award was presented at the annual meeting of AIMBE, held February 11-13 in Washington, D.C.

The award says: "In 1970, Raymond Damadian, M.D., made the discovery that is the basis for magnetic resonance (MR) scanning that there is a marked difference in relaxation times between normal and abnormal tissues of the same type, as well as between different types of normal tissues. This seminal discovery, which remains the basis for the making of every MRI image ever produced, is the foundation of the MRI industry. Dr. Damadian published his discovery in his milestone 1971 paper in the journal Science (Science 171:1151, 1971) and filed the pioneer patent for the practical use of his discovery in 1972." (www.fonar.com/news/022409.htm).
                                       #

                      FONAR CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (000's OMITTED)

ASSETS                                                   March 31,    June 30,
                                                            2009        2008
                                                        (UNAUDITED)
Current Assets:                                          ----------  ----------
  Cash and cash equivalents                              $    1,605  $    1,326

  Marketable securities                                          18       1,068

  Accounts receivable - net                                   5,206       4,689

  Accounts receivable - related parties - net                   619         469

  Medical receivables - net                                     555       1,228

  Management fee receivable - net                             4,051       5,040

  Management fee receivable - related medical
    practices - net                                           1,480       1,372

  Costs and estimated earnings in excess of
    billings on uncompleted contracts                           528           6

  Inventories                                                 3,793       3,256

  Current portion of advances and notes to related
    medical practices                                           193         214

  Current portion of notes receivable less discount
    for below market interest                                   509       2,508

  Prepaid expenses and other current assets                     409         811
                                                         ----------  ----------
        Total Current Assets                                 18,966      21,987
                                                         ----------  ----------

Property and equipment - net                                  3,152       3,933

Advances and notes to related medical practices - net           133         263

Notes receivable less discount for below market interest      1,912       2,297

Other intangible assets - net                                 4,896       4,810

Other assets                                                    574       1,936
                                                         ----------  ----------
        Total Assets                                     $   29,633  $   35,226
                                                         ==========  ==========

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)

                                                         March 31,   June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                    2009        2008
                                                        (UNAUDITED)  __________
Current Liabilities:
  Current portion of long-term debt and capital leases   $      141  $      373
  Accounts payable                                            3,720       4,020
  Other current liabilities                                   8,045       8,316
  Unearned revenue on service contracts                       5,045       4,732
  Unearned revenue on service contracts - related parties       612         462
  Customer advances                                           7,871      12,804
  Customer advances - related party                             854       1,472
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                         5,133       5,773
      Total Current Liabilities                              31,421      37,952

Long-Term Liabilities:
  Due to related medical practices                               95          98
  Long-term debt and capital leases, less current portion       746         757
  Other liabilities                                             319         497
      Total Long-Term Liabilities                             1,160       1,352
      Total Liabilities                                      32,581      39,304
Minority interest                                                64         167

STOCKHOLDERS' DEFICIENCY:

Class A non-voting preferred stock $.0001 par value;
1,600,000 authorized, 313,451 issued and outstanding
at March 31, 2009 and June 30, 2008                            -           -

Common Stock $.0001 par value; 30,000,000 shares
authorized at March 31, 2009 and June 30, 2008,
4,915,918 issued at March 31, 2009 and June 30, 2008
4,904,275 outstanding at March 31, 2009 and June 30, 2008         1           1

Class B Common Stock $ .0001 par value; 800,000
shares authorized, (10 votes per share), 158 issued
and outstanding at March 31, 2009 and June 30, 2008            -           -

Class C Common Stock $.0001 par value; 2,000,000 shares
authorized, (25 votes per share), 382,513 issued
and outstanding at March 31, 2009 and June 30, 2008            -           -

Paid-in capital in excess of par value                      172,276     172,276
Accumulated other comprehensive loss                       (     25)   (     73)
Accumulated deficit                                        (174,320)   (175,380)
Notes receivable from employee stockholders                (    269)   (    394)
Treasury stock, at cost - 11,643 shares of common stock
  at March 31, 2009 and June 30, 2008                      (    675)   (    675)
                                                         ----------  ----------
      Total Stockholders' Deficiency                       (  3,012)   (  4,245)
                                                         ----------  ----------
      Total Liabilities and Stockholders' Deficiency     $   29,633  $   35,226
                                                         ==========  ==========

                      FONAR CORPORATION AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (000's OMITTED, except per share data)

                                                      FOR THE THREE MONTHS ENDED
                                                               MARCH 31,
                                                         ----------------------
                                                            2009        2008
REVENUES                                                 ----------  ----------
  Product sales - net                                    $    6,156  $    2,348
  Service and repair fees - net                               2,291       2,515
  Service and repair fees - related parties - net               331         270
  Management and other fees - net                             1,736       2,110
  Management and other fees - related medical
    practices - net                                             742         828
                                                         ----------  ----------
     Total Revenues - Net                                    11,256       8,071
                                                         ----------  ----------
COSTS AND EXPENSES
  Costs related to product sales                             3,325        2,237
  Costs related to service and repair fees                     865        1,148
  Costs related to service and repair
    fees - related parties                                     125          123
  Costs related to management and other fees                 1,039        1,342
  Costs related to management and other
    fees - related medical practices                           686          751
  Research and development                                     872        1,189
  Selling, general and administrative                        3,219        4,311
  Provision (Credit) for bad debts                             363      (   309)
                                                         ----------  ----------
     Total Costs and Expenses                               10,494       10,792
                                                         ----------  ----------
Income (Loss) From Operations                                  762      ( 2,721)

Interest Expense                                           (    75)     (   105)
Investment Income                                               91          156
Interest Income - Related Parties                                5            8
Other (Expense) Income                                     (    17)           1
Minority Interest in Income of Partnerships                      -      (    34)
Provision for Income Taxes                                 (    36)        -
                                                         ----------  ----------
NET INCOME (LOSS)                                        $     730   $   (2,695)
                                                         ==========  ==========
Net Income (Loss) Available to Common Stockholders       $     686   $   (2,695)
                                                         ==========  ==========
Basic Net Income (Loss) Per Common Share                 $    0.14   $   (0.55)
                                                         ==========  ==========
Diluted Net Income (Loss) Per Common Share               $    0.13   $   (0.55)
                                                         ==========  ==========
Basic and Diluted Income Per Share - Common C            $    0.04         -
                                                         ==========  ==========
Weighted Average Basic Shares Outstanding                 4,904,275   4,904,261
                                                         ==========  ==========
Weighted Average Diluted Shares Outstanding               5,031,779   4,904,261
                                                         ==========  ==========

                      FONAR CORPORATION AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                    (000's OMITTED, except per share data)

                                                       FOR THE NINE MONTHS ENDED
                                                               MARCH 31,
                                                         ----------------------
                                                            2009        2008
REVENUES                                                 ----------  ----------
  Product sales - net                                    $  11,975      $ 8,940
  Service and repair fees - net                              6,936        7,444
  Service and repair fees - related parties - net              966          786
  Management and other fees - net                            5,518        6,354
  Management and other fees - related medical
    practices - net                                          2,181        2,739
  License fees and royalties                                 1,755        1,158
                                                         ----------  ----------
     Total Revenues - Net                                   29,331       27,421
                                                         ----------  ----------
COSTS AND EXPENSES
  Costs related to product sales                             7,590        8,566
  Costs related to service and repair fees                   2,696        3,546
  Costs related to service and repair
    fees - related parties                                     376          375
  Costs related to management and other fees                 3,316        3,898
  Costs related to management and other
    fees - related medical practices                         2,040        2,241
  Research and development                                   2,681        3,675
  Selling, general and administrative                        9,955       15,544
  Provision for bad debts                                    1,063          279
                                                         ----------  ----------
     Total Costs and Expenses                               29,717       38,124
                                                         ----------  ----------
Loss From Operations                                       (   386)     (10,703)

Interest Expense                                           (   193)     (   362)
Investment Income                                              236          531
Interest Income - Related Parties                               17           27
Other (Expense) Income                                     (    15)           7
Minority Interest in Income of Partnerships                (    11)     (   208)
Gain on Sale of Investment                                    -             571
Gain on Sale of Consolidated Subsidiary                      1,448        3,395
Provision for Income Taxes                                 (    36)        -
                                                         ----------  ----------
NET INCOME (LOSS)                                        $   1,060   $  (6,742)
                                                         ==========  ==========
Net Income (Loss) Available to Common Stockholders       $     997   $  (6,742)
                                                         ==========  ==========
Basic Net Income (Loss) Per Common Share                 $    0.20   $   (1.38)
                                                         ==========  ==========
Diluted Net Income (Loss) Per Common Share               $    0.19   $   (1.38)
                                                         ==========  ==========
Basic and Diluted Income per share - Common C            $    0.05         -
                                                         ==========  ==========
Weighted Average Basic Common Shares Outstanding          4,904,275   4,895,907
                                                         ==========  ==========
Weighted Average Diluted Common Shares Outstanding        5,031,779   4,895,907
                                                         ==========  ==========

            For investor and other information visit: www.fonar.com

UPRIGHT(R) and STAND-UP(R) are registered trademarks and The Inventor of MR Scanning(TM), Full Range of Motion(TM), pMRI(TM), Dynamic(TM), Multi-Position(TM), True Flow(TM), The Proof is in the Picture(TM), Spondylography(TM) Spondylometry(TM) and Upright Radiology(TM) are trademarks of FONAR Corporation.

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.
                                      ###
Contact:
Daniel Culver
FONAR Corporation
Tel: 631-694-2929
Fax: 631-390-1709
http://www.fonar.com
investor@fonar.com